Document And Entity Information	12 Months Ended
Dec. 31, 2011
Entity Registrant Name	Golar LNG Partners LP
Entity Central Index Key	0001415916
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	23,127,254
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011

CONSOLIDATED AND COMBINED CARVE-OUT STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
CONSOLIDATED AND COMBINED CARVE-OUT STATEMENTS OF OPERATIONS [Abstract]
Time charter revenues	$ 203,725		$ 182,540		$ 126,634
Total operating revenues	203,725		182,540		126,634
Operating expenses
Vessel operating expenses	33,069		32,505		29,762
Voyage expenses	238		1,950		4,909
Administrative expenses	5,203		5,591		5,040
Depreciation and amortization	35,634		33,068		28,238
Impairment of long-term assets (Note 7)	0		1,500		1,500
Total operating expenses	74,144		74,614		69,449
Operating income	129,581		107,926		57,185
Financial income (expense)
Interest income	1,547		3,388		7,173
Interest expense	(19,880)		(17,952)		(27,306)
Other financial items, net (Note 8)	(20,115)		(20,629)		16,764
Net financial expenses	(38,448)		(35,193)		(3,369)
Income before income taxes and non-controlling interest	91,133		72,733		53,816
Income taxes (Note 9)	(1,609)		(1,122)		(1,640)
Net income	89,524		71,611		52,176
Net income attributable to non-controlling interest	(9,863)		(9,250)		(9,012)
Net income attributable to Golar LNG Partners LP Owners	79,661		62,361		43,164
Dropdown Predecessor's interest in net income (loss)	16,064		4,627		(2,122)
General Partner's interest in net income	1,272		1,155		906
Limited Partners' interest in net income	$ 62,325		$ 56,579		$ 44,380
Earnings per unit: (Note 26)
Common unit (basic and diluted) (in dollars per unit)	$ 1.89		$ 1.54		$ 1.54
Subordinated unit (basic and diluted) (in dollars per unit)	$ 1.16		$ 1.31		$ 0.55
General partner unit (basic and diluted) (in dollars per unit)	$ 1.59		$ 1.45		$ 1.14
Cash distributions declared and paid per unit (in dollars per unit)	$ 1.16	[1]	$ 0	[1]	$ 0	[1]

[1]	Cash distributions declared in respect of the year ended December 31, 2011. Of this amount, $0.73 per unit was paid in 2011 and $0.43 was declared and paid in February 2012.

CONSOLIDATED AND COMBINED CARVE-OUT STATEMENTS OF OPERATIONS (Parenthetical) (USD $)	1 Months Ended	12 Months Ended
	Feb. 29, 2012	Dec. 31, 2011
CONSOLIDATED AND COMBINED CARVE-OUT STATEMENTS OF OPERATIONS [Abstract]
Cash distribution paid (in dollars per unit)	$ 0.43	$ 0.73

CONSOLIDATED AND COMBINED CARVE-OUT STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Comprehensive income
Net (loss) income	$ 89,524	$ 71,611	$ 52,176
Other comprehensive income (loss):
Unrealized net gain (loss) on qualifying cash flow hedging instruments	904	(2,302)	2,931
Other comprehensive income (loss)	904	(2,302)	2,931
Comprehensive income	90,428	69,309	55,107
Comprehensive income attributable to:
Owners' and Dropdown Predecessor Equity	80,565	60,059	46,095
Non-controlling interest	9,863	9,250	9,012
Comprehensive income	$ 90,428	$ 69,309	$ 55,107

CONSOLIDATED AND COMBINED CARVE-OUT BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets
Cash and cash equivalents	$ 45,962	$ 44,100
Restricted cash and short-term investments (Note 16)	24,512	21,815
Trade accounts receivable (Note 11)	132	619
Other receivables, prepaid expenses and accrued income (Note 12)	2,292	1,612
Amounts due from related parties (Note 24)	3,076	18,824
Inventories	641	671
Total current assets	76,615	87,641
Long-term assets
Restricted cash (Note 16)	140,262	140,970
Vessels, net (Note 13)	481,882	505,039
Vessels under capital leases, net (Note 14)	371,173	383,695
Deferred charges (Note 15)	5,524	5,516
Other non-current assets (Note 17)	39	13,032
Total assets	1,075,495	1,135,893
Current liabilities
Current portion of long-term debt (Note 20)	49,906	47,390
Current portion of obligations under capital leases (Note 21)	3,240	3,113
Trade accounts payable	333	817
Accrued expenses (Note 18)	8,765	9,575
Amounts due to related parties (Note 24)	0	369
Other current liabilities (Note 19)	66,316	59,545
Total current liabilities	128,560	120,809
Long-term liabilities
Long-term debt (Note 20)	350,668	400,574
Long-term debt due to related parties (Note 20)	222,310	0
Obligations under capital leases (Note 21)	264,840	268,380
Other long-term liabilities (Note 22)	19,153	70,870
Total liabilities	985,531	860,633
Commitments and contingencies
Equity
Owner's and Dropdown Predecessor Equity	0	219,790
Partners' capital:
Common unitholders	30,163	0
Subordinated unitholders	369	0
General partner interest	1,537	0
Total Partners' capital	32,069	0
Accumulated other comprehensive (loss) income	(5,039)	0
Total equity before non-controlling interest	27,030	219,790
Non-controlling interest	62,934	55,470
Total equity	89,964	275,260
Total liabilities and equity	$ 1,075,495	$ 1,135,893

CONSOLIDATED AND COMBINED CARVE-OUT STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities
Net income	$ 89,524	$ 71,611	$ 52,176
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	35,634	33,068	28,238
Amortization of deferred tax benefit on intragroup transfers	(540)	0	0
Impairment of long-term assets	0	1,500	1,500
Amortization of deferred charges	848	769	680
Unrealized foreign exchange losses (gains)	1,040	(4,139)	13,105
Drydocking expenditure	0	(7,266)	(5,960)
Trade accounts receivable	407	(154)	(346)
Inventories	30	186	492
Prepaid expenses, accrued income and other assets	378	(982)	5,106
Amounts due from/to related parties	15,379	(29,047)	121
Trade accounts payable	(485)	1,589	(3,745)
Accrued expenses	(510)	909	(3,942)
Interest element included in obligations under capital leases	897	997	1,182
Loss on termination of lease financing agreements	0	1,758	0
Other current liabilities	7,701	11,531	(26,775)
Net cash provided by operating activities	150,303	82,330	61,832
Investing activities
Additions to vessels	(858)	(30,231)	(141,308)
Restricted cash and short-term investments	(2,686)	201,172	17,578
Net cash (used in) provided by investing activities	(3,544)	170,941	(123,730)
Financing activities
Proceeds from long-term debt (Note 20)	222,310	125,000	35,000
Repayments of long-term debt	(47,400)	(79,658)	(39,906)
Repayments of obligations under capital lease	(3,532)	(173,696)	(3,688)
Financing arrangement fees and other costs	(857)	(2,296)	0
Dividends paid to noncontrolling interests	(2,400)	(3,120)	(1,360)
Cash distributions paid	(29,276)	0	0
Distribution to Golar LNG Limited for acquisition of the Golar Freeze (Note 24 (g))	(231,579)	0	0
Dropdown Predecessor dividends	(24,336)	0	0
(Repayments of) contributions from owner's funding	(27,827)	(103,270)	75,078
Net cash (used in) provided by financing activities	(144,897)	(237,040)	65,124
Net increase in cash and cash equivalents	1,862	16,231	3,226
Cash and cash equivalents at beginning of period	44,100	27,869	24,643
Cash and cash equivalents at end of period	45,962	44,100	27,869
Cash paid during the year for:
Interest paid, net of capitalized interest	19,960	22,069	33,018
Income taxes paid	$ 1,572	$ 444	$ 903

CONSOLIDATED AND COMBINED CARVE-OUT STATEMENTS OF CHANGES IN PARTNERS' CAPITAL /OWNER'S AND DROPDOWN PREDECESSOR EQUITY (USD $) In Thousands, unless otherwise specified		Dropdown Predecessor Equity [Member]	Owner's Invested Equity [Member]	Common Units [Member] Partners' Capital [Member]	Subordinated Units [Member] Partners' Capital [Member]	General Partner [Member] Partners' Capital [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Total before Non-controlling interest [Member]	Noncontrolling Interest [Member]	Total
Balance at Dec. 31, 2008		$ (9,213)	$ 151,041	$ 0	$ 0	$ 0	$ 0	$ 141,828	$ 41,688	$ 183,516
Increase (Decrease) in Partners' Capital [Roll Forward]
Dropdown predecessor dividends										0
Non-controlling interest dividends		0	0	0	0	0	0	0	(1,360)	(1,360)
Other comprehensive income		0	2,931	0	0	0	0	2,931	0	2,931
Movement in invested equity		105,913	(30,835)	0	0	0	0	75,078	0	75,078
Net (loss) income		(2,122)	45,286	0	0	0	0	43,164	9,012	52,176
Balance at Dec. 31, 2009		94,578	168,423	0	0	0	0	263,001	49,340	312,341
Increase (Decrease) in Partners' Capital [Roll Forward]
Dropdown predecessor dividends										0
Non-controlling interest dividends		0	0	0	0	0	0	0	(3,120)	(3,120)
Other comprehensive income		0	(2,302)	0	0	0	0	(2,302)	0	(2,302)
Movement in invested equity		(36,003)	(67,267)	0	0	0	0	(103,270)	0	(103,270)
Net (loss) income		4,627	57,734	0	0	0	0	62,361	9,250	71,611
Balance at Dec. 31, 2010		63,202	156,588	0	0	0	0	219,790	55,470	275,260
Increase (Decrease) in Partners' Capital [Roll Forward]
Net change in Parent's equity in Dropdown Predecessor		(15,273)	0	0	0	0	0	(15,273)	0	(15,273)
Non-controlling interest dividends		0	0	0	0	0	0	0	(1,000)	(1,000)
Movement in invested equity		0	(13,999)	0	0	0	0	(13,999)	0	(13,999)
Combined carve-out net income (Jan 1, 2011 - April 12, 2011)	[1]	4,767	20,741	0	0	0	0	25,508	2,709	28,217
Combined carve-out other comprehensive income		0	984	0	0	0	0	984	0	984
Balance at Apr. 12, 2011		52,696	164,314	0	0	0	0	217,010	57,179	274,189
Increase (Decrease) in Partners' Capital [Roll Forward]
Dropdown predecessor dividends		(24,336)	0	0	0	0	0	(24,336)	0	(24,336)
Net income	[1]	11,297	0	29,029	12,079	1,748	0	54,153	7,154	61,307
Other comprehensive (loss) income		(378)	0	0	0	0	328	(50)	0	(50)
Elimination of equity		24,810	14,856	0	0	0	0	39,666	0	39,666
Allocation of Partnership capital to unit holders - April 12, 2011		0	(179,170)	180,475	0	3,683	(4,988)	0	0	0
Net change in Parent's equity in Dropdown Predecessor		1,442	0	0	0	0	0	1,442	0	1,442
Cash distributions		0	0	(16,980)	(11,710)	(586)	0	(29,276)	0	(29,276)
Non-controlling interest dividends		0	0	0	0	0	0	0	(1,399)	(1,399)
Purchase of Golar Freeze from Golar LNG Limited	[2]	(231,330)	0	(249)	0		0	(231,579)	0	(231,579)
Allocation of Dropdown Predecessor equity	[2]	165,799	0	(162,112)	0	(3,308)	(379)	0	0	0
Balance at Dec. 31, 2011		$ 0	$ 0	$ 30,163	$ 369	$ 1,537	$ (5,039)	$ 27,030	$ 62,934	$ 89,964

[1]	The Dropdown Predecessor's net income from January 1 to October 18, 2011 (pre-dropdown) amounted to $16.1 million. The post acquisition net income (from October 19, 2011 to December 31, 2011) relating to the Golar Freeze in 2011 was $4.8 million.
[2]	The excess of the purchase consideration of $231.3 million over the $65.5 million book value of assets acquired has been accounted for as an equity distribution of $165.8 million to Golar in accordance with the accounting rules for reorganization of entities under common control. Refer to note 24(g).

CONSOLIDATED AND COMBINED CARVE-OUT STATEMENTS OF CHANGES IN PARTNERS' CAPITAL /OWNER'S AND DROPDOWN PREDECESSOR EQUITY (Parenthetical) (USD $) In Millions, unless otherwise specified	9 Months Ended	3 Months Ended	10 Months Ended
	Dec. 31, 2011	Dec. 31, 2011 Dropdown Predecessor Equity [Member]	Oct. 19, 2011 Dropdown Predecessor Equity [Member]
Statements of Change in Partners' Capital And Owner's And Dropdown Predecessor Equity [Line Items]
Net income		$ 4.8	$ 16.1
Purchase of Golar Freeze from Golar LNG Limited, book value of assets acquired	$ 65.5

GENERAL	12 Months Ended
Dec. 31, 2011
GENERAL [Abstract]
GENERAL
1. GENERAL

Golar LNG Partners LP (the “Partnership”) was formed as an indirect wholly-owned subsidiary of Golar LNG Limited (“Golar”) in September 2007 under the laws of the Marshall Islands for the purpose of acquiring the interests in wholly-owned and partially owned subsidiaries of Golar.

In November 2008, Golar transferred to the Partnership interests in certain of its wholly-owned and partially owned subsidiaries that owned a 60% interest in a liquefied natural gas (“LNG”) carrier, the Golar Mazo, and which leased the LNG carrier, the Methane Princess, and the floating storage and regasification unit (“FSRU”), the Golar Spirit.  During April 2011, Golar contributed to the Partnership the shares of a subsidiary which leased the FSRU, the Golar Winter.

During April 2011, the Partnership completed its initial public offering (“IPO”).  In connection with the IPO, (i) the Partnership issued to Golar 23,127,254 common units and 15,949,831 subordinated units, representing a 98% limited partner interest in the Partnership; (ii) the Partnership issued to Golar GP LLC, a wholly-owned subsidiary of Golar and the general partner of the Partnership (the “General Partner”), a 2% general partner interest in the Partnership and 81% of the Partnership's incentive distribution rights (“IDRs”); (iii) the Partnership issued to Golar LNG Energy Limited, a subsidiary of Golar (“Golar Energy”), 19% of the IDRs; (iv) Golar sold 13,800,000 common units to the public in the IPO and received gross proceeds of $310.5 million, all as further described in Note 3.

The transfers and contributions of the subsidiaries holding interests in the Golar Mazo, the Methane Princess and the Golar Spirit in November 2008, and the Golar Winter in April 2011 from Golar to the Partnership are deemed to be a reorganization of entities under common control. As a result, these transactions have been recorded by the Partnership at Golar's historical book values. Accordingly, prior to April 13, 2011 (the closing date of the IPO), Golar LNG Partners LP and its subsidiaries that have interests in four vessels, the Golar Mazo, the Methane Princess, the Golar Spirit and the Golar Winter (“Initial Fleet”), are collectively referred to as the “Combined Entity”.

During October 2011, the Partnership acquired from Golar interests in subsidiaries that own and operate the Golar Freeze FSRU. This transaction is also deemed to be a reorganization of entities under common control. As a result the Partnership's balance sheets, statements of operations, statements of comprehensive income, cash flows and changes in partners' capital/ owners' equity have been retroactively adjusted to include the Golar Freeze, herein referred to as the “Dropdown Predecessor”, as if the Partnership had acquired the Golar Freeze when the vessel began operations under the ownership of Golar. The excess of the consideration paid by the Partnership over Golar's historical costs is accounted for as an equity distribution to Golar (refer to Note 24(g)). As a result, the Partnership's financial statements prior to the date the interest in this vessel was actually acquired by the Partnership are retroactively adjusted to include the results of operations of this vessel during the periods it was under the common control of Golar. The effect of adjusting the Partnership's financial statements to account for this common control exchange impacted the following line items by:

(in thousands of $)	2011	2010	2009
Time charter revenues	35,013	29,894	6,929
Net income (loss)	16,064	4,627	(2,122)
Equity	-	63,202	94,578
Total assets	-	214,828	250,862
Total liabilities	-	151,626	156,284

As of December 31, 2011, the Partnership operates a fleet of three FSRUs and two LNG carriers.  The Partnership's vessels all operate under long-term charter contracts with expiration dates between 2017 and 2024. The Partnership has a 100% interest in each of its vessels except for the Golar Mazo, where it has 60% interest.

As of December 31, 2011 and 2010, the Partnership's current liabilities exceeded current assets by $51.9 million and $33.2 million, respectively. In 2010, this is partly due to the fact that the Partnership's cash was previously pooled and used by Golar. In addition, included within current liabilities are mark-to-market valuations of swap derivatives representing $54.3 million and $41.9 million of these liabilities as at December 31, 2011 and 2010, respectively. These swaps mature between 2013 and 2018 and the Partnership has no intention of terminating these swaps before their maturity hence realizing these liabilities.

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
2. SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting

These consolidated and combined financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. Investments in entities in which the Partnership directly or indirectly holds more than 50% of the voting control are consolidated in the financial statements, as well as certain variable interest entities in which the Partnership is deemed to be subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns, or both. All intercompany balances and transactions are eliminated. The non-controlling interests of the above mentioned subsidiaries are included in the Balance Sheets and Statements of Operations as “Non-controlling interests”.

A variable interest entity is defined by the accounting standard as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

The guidance requires a variable interest entity to be consolidated if any of its interest holders are entitled to a majority of the entity's residual returns or are exposed to a majority of its expected losses.

The accompanying consolidated and combined financial statements include the financial statements of the entities listed in Note 4.

The consolidated and combined financial statements reflect the results of operations, cash flows and net assets of the Combined Entity including the Dropdown Predecessor, which have been carved out of the consolidated financial statements of Golar. The historical combined financial statements include assets, liabilities, revenues, expenses and cash flows directly attributable to the Partnership's interests in the four vessels in the Initial Fleet and the Dropdown Predecessor (Golar Freeze). Accordingly, the historical combined carve-out financial statements reflect allocations of certain expenses, including that of administrative expenses including share options and pension costs, mark-to-market of interest rate, foreign currency swap derivatives and amortization of deferred tax benefits on intragroup transfers. These allocated costs have been accounted for as an equity contribution in the combined balance sheets. Allocated costs (income) included in the accompanying consolidated and combined statements of income are as follows:

(in thousands of $)	2011	2010	2009
Administrative expenses	2,121	4,890	4,130
Pension costs	387	957	760
Net financial expenses (income)	804	10,614	(4,985)
	3,312	16,461	(95)

For the years ended December 31, 2011, 2010 and 2009 the above table includes allocated costs (income) for the combined entity for the period prior to April 13, 2011, representing the period prior to the Partnership's IPO and for the Dropdown Predecessor for the period through to October 19, 2011 when the Golar Freeze was acquired from Golar.

Included in the Combined Entity's equity as of April 13, 2011, are net liabilities of $14.9 million relating to certain assets and liabilities of the Golar Spirit that were carved out as they were readily separable and identifiable within the books of Golar. However, these amounts have been retained by Golar and have not been transferred to the Partnership and therefore have been eliminated from the Partnership's equity position as of April 13, 2011.

Also included in the Dropdown Predecessor's equity as of October 18, 2011, are net liabilities of $24.8 million relating to the Golar Freeze that were carved out and retained by Golar. These have not been transferred to the Partnership and therefore have been eliminated from the Partnership's equity as of October 19, 2011.

Details of the net liabilities eliminated are as follows:

(in thousands of $)	Dropdown Predecessor (“Golar Freeze”)(1)	Combined Entity (“Initial Fleet”)(2)	Total
Balance Sheet captions:
Other non-current assets	-	12,007	12,007
Other long-term liabilities	(24,810)	(26,863)	(51,673)
Total	(24,810)	(14,856)	(39,666)

(1)As of October 19, 2011
(2)As of April 13, 2011

These consolidated and combined financial statements include the financial position, results of operations and cashflows of the Combined Entity and the Dropdown Predecessor.  In the preparation of these consolidated and combined financial statements, the loan and related balances and interest expenses relating to the Golar Freeze, the lease related expenses (including termination thereof) relating to both the Golar Freeze and the Golar Spirit, general and administrative expenses (including pension and stock-based compensation), income tax expense, and certain derivatives' related expenses which were not directly attributable to the respective vessels have been allocated to the Partnership on the following basis:

Prior to June 2010, the debt relating to the Golar Freeze was held in a subsidiary of Golar in connection with the loan facility for five of Golar's vessels, including the Golar Freeze. In June 2010, the Golar Freeze's share of the loan facility was repaid and the vessel was refinanced through a loan facility within the Partnership. Accordingly, for periods prior to June 2010 the Golar Freeze's share of the loan facility, interest expense, deferred finance fees and related balances have been carved out based on the cash settlement value in June 2010. In contrast, the Golar Freeze and Golar Spirit associated lease balances, termination thereof and amortization of deferred tax benefits on intragroup transfers have been reflected in these financial statements at Golar's book value, as they are readily separable and identifiable within the books of Golar (see note 22).

Vessel operating expenses includes ship management fees for the provision of technical and commercial management of vessels, which have been allocated to the Partnership based on intercompany charges invoiced by Golar.

Vessel operating expenses include an allocation of Golar's defined benefit pension plan costs. Golar operates two defined benefit pension plans for itself and its subsidiaries: one for the crews and one for administrative personnel. The pension cost is calculated in the subsidiaries on a contribution basis and relates principally to crew whose employment cannot be tied to a specific vessel, as they were a shared resource across all vessels. Accordingly, the pension costs have been allocated based on the number of vessels in Golar's fleet.

Administrative expenses (including stock-based compensation, which are described further below) of Golar that cannot be attributed to a specific vessel and for which the Partnership is deemed to have received benefit have been allocated based on the number of vessels in Golar's fleet.

Administrative expenses include an allocation of Golar's stock-based compensation costs. In respect of options awarded to certain employees and directors of Golar, whose employment or service cannot be specifically attributed to any specific vessel. Therefore, it is considered that the Partnership, as a part of Golar, received benefit from their services, and so should recognize a share of the respective cost. Accordingly, stock-based compensation costs have been allocated based on the number of vessels in Golar's fleet.

Other financial items include an allocation of Golar's mark-to-market adjustments for interest rate swap and foreign currency swap derivatives. In respect of mark-to-market adjustments for interest rate swap derivatives these have been allocated on the basis of the Partnership's proportion of Golar's debt including capital leases. For foreign currency derivatives and related adjustments to earnings these have been allocated on the basis of being separately identifiable and specifically for the benefit of the Partnership.

Income tax expense has been determined for the Partnership on a separate returns basis.

Management has deemed the related allocation reasonable to present the financial position, results of operations, and cash flows of the Combined Entity and Dropdown Predecessor on a stand-alone basis. However, the financial position, results of operations and cash flows of the Combined Entity and Dropdown Predecessor may differ from those that would have been achieved had the Partnership operated autonomously for all years presented as the Partnership would have had additional administrative expenses, including legal, accounting, treasury and regulatory compliance and other costs normally incurred by a listed public entity for the periods prior to the IPO. Accordingly, the financial statements do not purport to be indicative of the future financial position, results of operations or cash flows of the Partnership.

Business combination between entities under common control

Reorganization of entities under common control are accounted for similar to the pooling of interests method of accounting.  Under this method, the carrying amount of net assets recognized in the balance sheets of each combining entity are carried forward to the balance sheet of the combined entity, and no other assets or liabilities are recognized as a result of the combination.  The excess of the proceeds paid, if any, over the historical cost of the combining entity is accounted for as an equity distribution.  In addition re-organization of entities under common control are accounted for as if the transfer occurred from the date that both the combining entity and combined entity were both under the common control of Golar.  Therefore, the Partnership's financial statements prior to the date the interests in the combining entity were actually acquired will be retroactively adjusted to include the results of the Combined Entity during the periods it was under common control of Golar.

Revenue and expense recognition

Revenues include minimum lease payments under time charters, fees for repositioning vessels as well as the reimbursement of certain vessel operating and drydocking costs. Revenues generated from time charters, which are classified as operating leases by the Partnership, are recorded over the term of the charter as service is provided.

Reimbursement for drydocking costs is recognized evenly over the period to the next drydocking, which is generally between two to five years. Repositioning fees (which are included in time charter revenue) received in respect of time charters are recognized at the end of the charter when the fee becomes fixed and determinable. However, where there is a fixed amount specified in the charter, which is not dependent upon redelivery location, the fee will be recognized evenly over the term of the charter. Where a vessel undertakes multiple single voyage time charters, revenue is recognized, including the repositioning fee if fixed and determinable, on a discharge-to-discharge basis. Under this basis, revenue is recognized evenly over the period from departure of the vessel from its last discharge port to departure from the next discharge port. For arrangements where operating costs are borne by the charterer on a pass through basis, the pass through of operating costs is reflected in revenue and expenses.

Under time charters, voyage expenses are paid by the Partnership's customers. Voyage related expenses, principally fuel, may also be incurred when positioning or repositioning the vessel before or after the period of time charter and during periods when the vessel is not under charter or is offhire, for example when the vessel is undergoing repairs. These expenses are recognized as incurred.

Vessel operating expenses, which are recognized when incurred, include crewing, repairs and maintenance, insurance, stores, lube oils, communication expenses and third party management fees.

Operating leases

Initial direct costs (those directly related to the negotiation and consummation of the lease) are deferred and allocated to earnings over the lease term. Rental income and expense are amortized over the lease term on a straight-line basis.

Income taxes

Income taxes are based on a separate return basis. The guidance on income taxes prescribes a recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.

Deferred tax assets and liabilities are recognized principally for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of the deferred income tax asset is dependent on generating sufficient taxable income in future years.

Comprehensive Income

As at December 31, 2011, 2010 and 2009, the Partnership's accumulated other comprehensive loss consisted of the following components:

(in thousands of $)	2011	2010	2009
Unrealized net (loss) gain on qualifying cash flow hedging instruments	(5,039)	(5,943)	(3,641)

Cash and cash equivalents

The Partnership considers all demand and time deposits and highly liquid investments with original maturities of three months or less to be equivalent to cash.

Restricted cash and short-term investments

Restricted cash and short-term investments consist of bank deposits, which may only be used to settle certain pre-arranged loan or lease payments. The Partnership considers all short-term investments as held to maturity. These investments are carried at amortized cost. The Partnership places its short-term investments primarily in fixed term deposits with high credit quality financial institutions.

Inventories

Inventories, which are comprised principally of fuel, lubricating oils and ship spares, are stated at the lower of cost or market value. Cost is determined on a first-in, first-out basis.

Vessels

Vessels are stated at cost less accumulated depreciation. The cost of vessels less the estimated residual value is depreciated on a straight-line basis over the assets' remaining useful economic lives.

Refurbishment costs incurred during the period are capitalized as part of vessels and depreciated over the vessels' remaining useful economic lives. Refurbishment costs are costs that appreciably increase the capacity, or improve the efficiency or safety of vessels and equipment. Drydocking expenditures are capitalized when incurred and amortized over the period until the next anticipated drydocking, which is generally between two and five years. For vessels that are newly built or acquired, the Partnership has adopted the “built-in overhaul” method of accounting. The built-in overhaul method is based on the segregation of vessel costs into those that should be depreciated over the useful life of the vessel and those that require drydocking at periodic intervals to reflect the different useful lives of the components of the assets. The estimated cost of the drydocking component is amortized until the date of the first drydocking following acquisition, upon which the cost is capitalized and the process is repeated.

Useful lives applied in depreciation are as follows:

Vessels	40 to 50 years
Deferred drydocking expenditure	two to five years

Interest costs capitalized in connection with the conversion of the Golar Freeze, Golar Spirit and the Golar Winter into FSRUs for the years ended December 31, 2011, 2010 and 2009 were $nil, $0.5 million and $1.3 million, respectively.

Vessels under capital lease

The Partnership leases certain vessels under agreements that have been accounted for as capital leases. Obligations under capital leases are carried at the present value of future minimum lease payments, and the asset balance is amortized on a straight-line basis over the remaining economic useful lives of the vessels. Interest expense is calculated at a constant rate over the term of the lease.

Depreciation of vessels under capital lease is included within depreciation and amortization expense in the statement of operations. Vessels under capital lease are depreciated on a straight-line basis over the vessels' remaining useful economic lives, based on a useful life of 40-50 years. Refurbishment costs and drydocking expenditures incurred in respect of vessels under capital lease are accounted for consistently as that of vessels.

Certain of our capital leases are ‘funded' via long term cash deposits which closely match the lease liability. Future changes in the lease liability arising from interest rate changes are only partially offset by changes in interest income on the cash deposits, and where differences arise this is funded by, or released to, available working capital.

Interest costs capitalized

Interest costs are expensed as incurred except for interest costs that are capitalized. Interest is capitalized on all qualifying assets that require a period of time to get them ready for their intended use. Qualifying assets consist of vessels under construction and includes vessels undergoing retrofitting into FSRUs for the Partnership's own use. The interest capitalized is calculated using the rate of interest on the loan to fund the expenditure or the Partnership's weighted average cost of borrowings where appropriate, over the term period from commencement of the newbuilding and conversion work until substantially all the activities necessary to prepare the assets for its intended use are complete.

Deferred credit from capital leases

Income derived from the sale of subsequently leased assets is deferred and amortized in proportion to the amortization of the leased assets (see note 22). Amortization of deferred income is offset against depreciation and amortization expense in the statement of operations.

Impairment of long-lived assets

The Partnership continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived asset may not be recoverable. When such events or changes in circumstances are present, the Partnership assesses the recoverability of long-term assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Partnership recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets.

The Partnership assessed the potential impairment of its long-term assets, in respect of parts ordered for the FSRU conversion project that were deemed not necessary for the completion of the Golar Spirit. The Partnership incurred impairment charges for each of the years ended December 31, 2010 and 2009 (see Note 7).

Deferred charges

Costs associated with long-term financing, including debt arrangement fees, are deferred and amortized over the term of the relevant loan. Amortization of deferred loan costs is included in “Other financial items, net” in the statement of operations. If a loan is repaid early, any unamortized portion of the related deferred charges is charged against income in the period in which the loan is repaid.

Derivatives

The Partnership uses derivatives to reduce market risks associated with its operations. The Partnership uses interest rate swaps for the management of interest rate risk exposure. The interest rate swaps effectively convert a portion of the Partnership's debt from a floating to a fixed rate over the life of the transactions without an exchange of underlying principal.

The Partnership seeks to reduce its exposure to fluctuations in foreign exchange rates through the use of foreign currency forward contracts.

All derivative instruments are initially recorded at cost as either assets or liabilities in the accompanying balance sheets and subsequently remeasured to fair value, regardless of the purpose or intent for holding the derivative.

Where the fair value of a derivative instrument is a net liability, the derivative instrument is classified in “Other current liabilities” in the balance sheet. Where the fair value of a derivative instrument is a net asset, the derivative instrument is classified in “Other non-current assets” in the consolidated and combined carve-out balance sheet, except if the current portion is a liability, in which case the current portion is included in “Other current liabilities.” The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and also qualifies for hedge accounting. The Partnership has adopted hedge accounting for certain of its interest rate swap arrangements designated as cash flow hedges. For derivative instruments that are not designated or do not qualify as hedges, the changes in fair value of the derivative financial instrument are recognized in earnings and recorded each period in current earnings in “Other financial items, net”.

When a derivative is designated as a cash flow hedge, the Partnership formally documents the relationship between the derivative and the hedged item. This documentation includes the strategy risk and risk management for undertaking the hedge and the method that will be used to assess effectiveness of the hedge. If the derivative is an effective hedge changes in the fair value are initially recorded as a component of accumulated other comprehensive income in owner's equity. The ineffective portion of the hedge is recognized immediately in earnings, as are any gains or losses on the derivative that are excluded from the assessment of hedge effectiveness. The Partnership does not apply hedge accounting if it is determined that the hedge was not effective or will no longer be effective, the derivative was sold or exercised, or the hedged item was sold or repaid.

In the periods when the hedged items affect earnings, the associated fair value changes on the hedged derivatives are transferred from equity to the corresponding earnings line item on the settlement of a derivative. The ineffective portion of the change in fair value of the derivative financial instrument is immediately recognized in earnings. If a cash flow hedge is terminated and the originally hedged item is still considered probable of occurring, the gains and losses initially recognized in owner's equity remain there until the hedged item impacts earnings at which point they are transferred to the corresponding earnings line item (i.e. interest expense). If the hedged items are no longer probable of occurring, amounts recognized in equity are immediately reclassified to earnings.

Cash flows from derivative instruments that are accounted for as cash flow hedges are classified in the same category as the cash flows from the items being hedged.

Foreign currencies

The Partnership's and its subsidiaries' functional currency is the U.S. dollar as the majority of the revenues are received in U.S. dollars and a majority of the Partnership's expenditures are incurred in U.S. dollars. The Partnership's reporting currency is U.S. dollars.

Transactions in foreign currencies during the year are translated into U.S. dollars at the rates of exchange in effect at the date of the transaction. Foreign currency monetary assets and liabilities are translated using rates of exchange at the balance sheet date. Foreign currency non-monetary assets and liabilities are translated using historical rates of exchange. Foreign currency transaction and translation gains or losses are included in the statements of operations.

Fair Value measurements

The Partnership accounts for fair value measurements in accordance with the Financial Accounting Standards Board (“FASB”) guidance using fair value to measure assets and liabilities. The guidance provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities.

Use of estimates

The preparation of financial statements in accordance with U.S. GAAP requires that management make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FORMATION TRANSACTIONS AND INITIAL PUBLIC OFFERING	12 Months Ended
Dec. 31, 2011
FORMATION TRANSACTIONS AND INITIAL PUBLIC OFFERING DISCLOSURE [Abstract]
FORMATION TRANSACTIONS AND INITIAL PUBLIC OFFERING
3. FORMATION TRANSACTIONS AND INITIAL PUBLIC OFFERING

During April 2011, the following transactions in connection with the transfer of the interests in the Golar Winter and the subsequent IPO occurred:

Capital contribution

(i)                                     Golar contributed to the Partnership its 100% interest in the subsidiary which leases the Golar Winter. This has been accounted for as a capital contribution by Golar to the Partnership. However, for the purpose of the historical combined financial statements, the net assets of the Golar Winter are included in the combined balance sheet as of December 31, 2010.

Recapitalization of the Partnership

(ii)                                  The Partnership issued to Golar 23,127,254 common units and 15,949,831 subordinated units, representing a 98% limited partner interest in the Partnership, in exchange for Golar's existing 98% limited partner interest in the Partnership;

(iii)                               The Partnership issued 797,492 general partner units to the General Partner, representing a 2% general partner interest in the Partnership, and 81% of the IDRs. The remaining 19% of the IDRs were issued to Golar Energy. The IDRs entitle the holder to increasing percentages of the cash the Partnership distributes in excess of $0.4428 per unit per quarter; and

Initial Public Offering

(iv)                              In the IPO, Golar sold 13.8 million common units of the Partnership to the public at a price of $22.50 per unit, raising gross proceeds of $310.5 million. 1.8 million of these common units were sold pursuant to the exercise of the overallotment option granted to the underwriters. Expenses relating to the IPO were borne by Golar.

Agreements

In connection with the IPO, the Partnership entered into several agreements including:

·                                          A management and administrative services agreement with Golar Management Limited, a subsidiary of Golar (“Golar Management”), pursuant to which Golar Management agreed to provide certain management and administrative services to the Partnership;

·                                          A $20.0 million revolving credit agreement with Golar; and

·                                          An Omnibus Agreement with Golar, the General Partner and others governing, among other things:
·                      To what extent the Partnership and Golar may compete with each other;
·                      The Partnership's option to purchase an FSRU, the Golar Freeze, from Golar at any time within 24 months from the date of completion of the IPO upon reaching an agreement with Golar regarding its purchase price;
·                      The Partnership's option to purchase an LNG carrier, the Nusantara Regas Satu (formerly the Khannur), from Golar upon completion of its FSRU retrofitting and acceptance by its charterer and upon reaching an agreement with Golar regarding its purchase price;
·                      Certain rights of first offer on certain FSRUs and LNG carriers operating under charters for five or more years; and
·                      The provision of certain indemnities to the Partnership by Golar.

STRUCTURE	12 Months Ended
Dec. 31, 2011
SUBSIDIARIES [Abstract]
SUBSIDIARIES
4. SUBSIDIARIES

The following table lists the Partnership's significant subsidiaries and their purpose as of December 31, 2011. Unless otherwise indicated, the Partnership owns 100% of each subsidiary.

Name	Jurisdiction of Incorporation	Purpose
Golar Partners Operating LLC	Marshall Islands	Holding Company
Golar LNG Holding Corporation	Marshall Islands	Holding Company
Golar Maritime (Asia) Inc.	Republic of Liberia	Holding Company
Oxbow Holdings Inc.	British Virgin Islands	Holding Company
Faraway Maritime Shipping Company (60% ownership)	Republic of Liberia	Owns and operates Golar Mazo
Golar LNG 2215 Corporation	Marshall Islands	Leases Methane Princess
Golar Spirit Corporation	Marshall Islands	Owns Golar Spirit
Golar LNG 2220 Corporation	Marshall Islands	Leases Golar Winter
Golar Freeze Holding Corporation	Marshall Islands	Owns Golar Freeze
Golar 2215 (UK) Limited	United Kingdom	Operates Methane Princess
Golar Spirit (UK) Limited	United Kingdom	Operates Golar Spirit
Golar Winter (UK) Limited	United Kingdom	Operates Golar Winter
Golar Freeze (UK) Limited	United Kingdom	Operates Golar Freeze
Golar Servicos de Operacao de Embaracaoes Limited	Brazil	Management Company

RECENTLY ISSUED ACCOUNTING STANDARDS	12 Months Ended
Dec. 31, 2011
RECENTLY ISSUED ACCOUNTING STANDARDS [Abstract]
RECENTLY ISSUED ACCOUNTING STANDARDS
5. RECENTLY ISSUED ACCOUNTING STANDARDS

Adoption of new accounting standards

In January 2010, the FASB issued authoritative guidance that changes the disclosure requirements for fair value measurements using significant unobservable inputs (Level 3). The updated guidance requires that Level 3 disclosures present information about purchases, sales, issuances and settlements on a gross basis.  The disclosure requirements for the treatment of purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

In April 2011, the FASB issued authoritative guidance to clarify when a modification or restructuring of a receivable constitutes a troubled debt restructuring. In evaluating whether such a modification or restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that two conditions exist: (1) the modification or restructuring constitutes a concession and (2) the debtor is experiencing financial difficulties. The guidance is effective for the Partnership's interim and annual reporting periods beginning after June 15, 2011. The adoption of this newly issued guidance did not have an impact on the Partnership's consolidated and combined financial statements.

New accounting standards not yet adopted

In May 2011, the FASB amended existing guidance to achieve consistent fair value measurements and to clarify certain disclosure requirements for fair value measurements. The new guidance includes clarification about when the concept of highest and best use is applicable to fair value measurements, requires quantitative disclosures about inputs used and qualitative disclosures about the sensitivity of fair value measurements using unobservable inputs (Level 3 in the fair value hierarchy), and requires the classification of all assets and liabilities measured at fair value in the fair value hierarchy (including those assets and liabilities which are not recorded at fair value but for which fair value is disclosed). The guidance will be effective for the Partnership's interim and annual reporting periods beginning after December 15, 2011. The Partnership is evaluating the impact of the adoption of this newly issued guidance but does not expect it to have a material impact on its consolidated financial statements.

In June 2011, the FASB amended guidance on the presentation of comprehensive income in financial statements. The new guidance allows entities to present components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate but consecutive statements, and removes the current option to report other comprehensive income and its components in the statement of changes in equity.  Under the two-statement approach, an entity is required to present components of net income and total net income in the statement of net income.  The amendments in this update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.  The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. In January 2012, the FASB deferred the effective date for changes in the above guidance that relate to the presentation of reclassification adjustments out of Accumulated Other Comprehensive Income. The Partnership is evaluating the impact of the adoption of this guidance but does not expect it to have a material impact on its consolidated financial statements.

In September 2011, the FASB amended guidance on the procedure for testing goodwill for impairment. The amended guidance permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. The amendments include a number of events and circumstances for an entity to consider in conducting the qualitative assessment. The amendments in this update are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The amended guidance will have no impact on the Partnership's consolidated financial statements.

In December 2011, the FASB amended guidance on disclosures about offsetting assets and liabilities. The amendments require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amendments will enhance disclosures required by US GAAP by requiring improved information about financial instruments and derivative instruments that are either offset or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with US GAAP. This information will enable users of an entity's financial statements to evaluate the effect or potential effect of netting arrangements on an entity's financial position, including the effect or potential effect of netting arrangements on an entity's financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments in the scope of this update. The amendments will be required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. Adoption of this amended guidance will result in additional disclosures in the financial statements of the Partnership.

SEGMENTAL INFORMATION	12 Months Ended
Dec. 31, 2011
SEGMENTAL INFORMATION [Abstract]
SEGMENTAL INFORMATION
6. SEGMENTAL INFORMATION

The Partnership has not presented segmental information as it considers it operates in one reportable segment, the LNG market. During 2011, 2010 and 2009, the Partnership's fleet operated under time charters and in particular with four charterers, Petrobras, Dubai Supply Authority (“DUSUP”), Pertamina and BG Group plc. Petrobras is a Brazilian energy company. DUSUP is a government entity which is the sole supplier of natural gas to the Emirate.  Pertamina is the state-owned oil and gas company of Indonesia and BG Group plc is headquartered in the United Kingdom. In time charters, the charterer, not the Partnership, controls the choice of which routes the Partnership's vessel will serve. These routes can be worldwide. Accordingly, the Partnership's management, including the chief operating decision maker, does not evaluate the Partnership's performance either according to customer or geographical region.

In the years ended December 2011, 2010 and 2009, revenues from the following customers accounted for over 10% of the Partnership's consolidated and combined revenues:

(in thousands of $)	2011		2010		2009
Petrobras	93,741	46%	90,651	50%	57,622	46%
DUSUP	47,054	23%	29,894	16%	-	-
Pertamina	37,829	19%	36,944	20%	37,570	30%
BG Group plc	25,101	12%	25,051	14%	31,442	24%

IMPAIRMENT OF LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2011
IMPAIRMENT OF LONG-TERM ASSETS [Abstract]
IMPAIRMENT OF LONG-TERM ASSETS
7. IMPAIRMENT OF LONG-TERM ASSETS

The Partnership continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable.

The Partnership incurred impairment charges in respect of parts ordered for the FSRU conversion project that were deemed not necessary for the completion of the conversion of the Golar Spirit (see Note 17). These impairment charges of $1.5 million reflected a lower recoverable amount for each of the years ended December 31, 2010 and 2009.

These assets were retained by Golar and were not transferred to the Partnership and therefore were eliminated from the Partnership's equity position as of April 13, 2011 (see Note 2).

OTHER FINANCIAL ITEMS, NET	12 Months Ended
Dec. 31, 2011
Additional Financial Information Disclosure [Abstract]
OTHER FINANCIAL ITEMS, NET
8. OTHER FINANCIAL ITEMS, NET

(in thousands of $)	2011	2010	2009
Amortization of deferred financing costs	(848)	(769)	(680)
Financing arrangement fees and other costs	(261)	(494)	(1,038)
Interest rate swap cash settlements	(5,034)	(7,930)	(5,273)
Mark-to-market adjustment for interest rate swap derivatives (see note 23)	(11,725)	(6,298)	14,071
Mark-to-market adjustment for currency swap derivatives (see note 23)	(948)	(7,740)	28,076
Foreign exchange gain (loss) on capital lease obligations and related restricted cash	182	4,424	(12,997)
Foreign exchange loss on operations	(1,481)	(64)	(5,395)
Loss on termination of financing arrangements	-	(1,758)	-
Total	(20,115)	(20,629)	16,764

As discussed in note 2, mark-to-market adjustments on interest rate swap derivatives entered into by Golar have been allocated on the basis of the Partnership's proportion of Golar's debt. Mark-to-market adjustments on foreign currency forward contracts and related gains and losses entered into by Golar have been allocated on the basis they are separately identifiable and specifically for the benefit of the Partnership. For the years ended December 31, 2011, 2010 and 2009, the amounts allocated to the Partnership were a gain of $0.7 million, loss of $7.7 million and gain of $9.3 million, respectively.

TAXATION	12 Months Ended
Dec. 31, 2011
TAXATION [Abstract]
TAXATION
9. TAXATION

The components of income tax expense are as follows:

(in thousands of $)	2011	2010	2009
Current tax expense (income):
U.K.	785	70	(241)
Brazil	1,364	1,596	1,098
Total current tax expense	2,149	1,666	857
Deferred tax (income) expense:
U.K.	-	(544)	783
Amortization of deferred tax benefit on intra-group transfer (Note 22)	(540)	-	-
Total income tax expense	1,609	1,122	1,640

United States

Pursuant to the Internal Revenue Code of the United States (the “Code”), U.S. source income from the international operations of ships is generally exempt from U.S. tax if the company operating the ships meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. citizens and U.S. corporations and must be more than 50% owned by individuals who are residents, as defined, in such country or another foreign country that grants an equivalent exemption to U.S. citizens and U.S. corporations. The management of the Partnership believes that it satisfied these requirements and therefore by virtue of the above provisions, it was not subject to tax on its U.S. source income.

A reconciliation between the income tax expense resulting from applying either the U.S. federal or Marshall Islands statutory income tax rate and the reported income tax expense has not been presented herein as it would not provide additional useful information to users of the financial statements as the Partnership's net income is subject to neither Marshall Islands nor U.S. tax.

United Kingdom

Current taxation charge of $0.8 million, $0.1 million and income of $0.2 million for the years ended December 31, 2011, 2010 and 2009, respectively, relates to taxation of the operations of the Partnership's United Kingdom subsidiaries. Taxable revenues in the United Kingdom are generated by UK subsidiary companies of the Partnership and are comprised of revenues from the operation of four of the Partnership's vessels. The statutory tax rate in the United Kingdom as of December 31, 2011 is 26%.

As of December 31, 2011, the 2011 U.K. income tax returns have not been filed. Accordingly, once filed, these returns and the returns for the years 2008 through to 2010 remain open for examination by the U.K. tax authorities.

The Partnership records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Partnership recorded net deferred tax assets of $nil and $1.0 million at December 31, 2011 and 2010, respectively, which have been classified as non-current and included within other long-term assets.

Brazil

Current taxation charge of $1.4 million, $1.6 million and $1.1 million for the years ended December 31, 2011, 2010 and 2009, respectively, refers to taxation levied on the operations of the Partnership's Brazilian subsidiary.

Other jurisdictions

No tax has been levied on income derived from the Partnership's subsidiaries registered in the Marshall Islands, Liberia and the British Virgin Islands.

Deferred income tax assets are summarized as follows:

(in thousands of $)	2011	2010

Deferred tax assets, gross	1,025	1,025
Valuation allowances	(1,025)	-
Deferred tax assets, net	-	1,025

Deferred tax assets, gross relate to net operating losses carried forward for Golar Spirit. The deferred tax asset was fully provided for during the year as the Partnership does not consider this as realizable. However, the deferred tax asset provision has been recharged by the Partnership to Golar as this relates to pre-IPO tax items.

OPERATING LEASES	12 Months Ended
Dec. 31, 2011
Operating Leases Of Lessor Disclosure [Abstract]
OPERATING LEASES
10. OPERATING LEASES

Rental and service income

The minimum contractual future revenues to be received on time charters as of December 31, 2011, were as follows:

Year ending December 31, (in thousands of $)	Total
2012	204,080
2013	189,281
2014	204,766
2015	200,087
2016	203,548
2017 and later	595,037
Total	1,596,799	(1)

(1)This excludes additional revenues relating to amendment to the terms of the Golar Winter charter pursuant to modifications to the vessel, the Golar Winter. The amendment includes an increase in charter hire rates and an extension of the charter hire term by 5 years from 2019 to 2024 contingent upon the completion of the modification work to the Golar Winter.  The amendment to the charter was effected in January 2012.

The long-term contract for the Golar Mazo is a time charter but the operating costs are borne by the charterer on a pass through basis. The pass through of operating costs is not reflected in the minimum lease revenues set out above.

The cost and accumulated depreciation of vessels leased to third parties at December 31, 2011 and 2010 were $1,104.6 million and $251.5 million; and $1,104.0 million and $215.3 million, respectively. For arrangements where operating costs are borne by the charterer on a pass through basis, the pass through of operating costs are reflected in both revenue and expenses.

TRADE ACCOUNTS RECEIVABLE	12 Months Ended
Dec. 31, 2011
TRADE ACCOUNTS RECEIVABLE [Abstract]
TRADE ACCOUNTS RECEIVABLE	11. TRADE ACCOUNTS RECEIVABLE Trade accounts receivable are presented net of provisions for doubtful accounts. As of December 31, 2011 and 2010, there was no provision for doubtful accounts.

OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME	12 Months Ended
Dec. 31, 2011
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME [Abstract]
OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME	12. OTHER RECEIVABLES, PREPAID EXPENSES AND ACCRUED INCOME
(in thousands of $)	2011	2010
Other receivables	360	361
Prepaid expenses	1,590	966
Accrued interest income	342	285
	2,292	1,612

VESSELS, NET	12 Months Ended
Dec. 31, 2011
VESSELS, NET [Abstract]
VESSELS, NET
13. VESSELS, NET

(in thousands of $)	2011	2010
Cost	657,224	656,518
Accumulated depreciation	(175,342)	(151,479)
Net book value	481,882	505,039

As of December 31, 2011 and 2010, the Partnership owned three vessels.

Drydocking costs of $14.2 million are included in the cost amounts for both December 31, 2011 and 2010. Accumulated amortization of those costs at December 31, 2011 and 2010 was $7.1 million and $4.0 million, respectively.

Depreciation and amortization expense for the years ended December 31, 2011, 2010 and 2009 was $23.9 million, $22.2 million and $11.7 million, respectively.

As of December 31, 2011 and 2010, vessels with a net book value of $481.9 million and $505.0 million, respectively were pledged as security for certain debt facilities (see note 25).

VESSELS UNDER CAPITAL LEASES, NET	12 Months Ended
Dec. 31, 2011
VESSELS UNDER CAPITAL LEASES, NET [Abstract]
VESSELS UNDER CAPITAL LEASES, NET
14. VESSELS UNDER CAPITAL LEASES, NET

(in thousands of $)	2011	2010
Cost	447,360	447,517
Accumulated depreciation	(76,187)	(63,822)
Net book value	371,173	383,695

As of December 31, 2011 and 2010 the Partnership operated two vessels under capital leases. These leases are in respect of a refinancing transaction undertaken during 2003 and a lease financing transaction during 2004 as described in note 21.

Drydocking costs of $6.7 million are included in the cost amounts above as of December 31, 2011 and 2010. Accumulated amortization of those costs at December 31, 2011 and 2010 was $4.3 million and $3.1 million, respectively.

Depreciation and amortization expense for vessels under capital leases for the years ended December 31, 2011, 2010 and 2009 was $12.4 million, $11.7 million and $17.4 million, respectively.

DEFERRED CHARGES	12 Months Ended
Dec. 31, 2011
DEFERRED CHARGES [Abstract]
DEFERRED CHARGES
15. DEFERRED CHARGES

Deferred charges represent financing costs, principally bank fees that are capitalized and amortized to other financial items over the life of the debt instrument. If a loan is repaid early any amortized portion of the related deferred charges is charged against income in the period in which the loan is repaid. The deferred charges are comprised of the following amounts:

(in thousands of $)	2011	2010
Debt arrangement fees and other deferred financing charges	8,493	7,712
Accumulated amortization	(2,969)	(2,196)
	5,524	5,516

Amortization expense of deferred charges, for the years ended December 31, 2011, 2010 and 2009 was $0.8 million, $0.8 million and $0.7 million, respectively.

RESTRICTED CASH AND INVESTMENTS	12 Months Ended
Dec. 31, 2011
RESTRICTED CASH AND INVESTMENTS [Abstract]
RESTRICTED CASH AND INVESTMENTS
16. RESTRICTED CASH AND SHORT-TERM INVESTMENTS

The Partnership's short-term restricted cash and investment balances in respect of its debt and lease obligations are as follows:

(in thousands of $)	2011	2010
Total security lease deposits for lease obligations	5,246	6,792
Restricted cash relating to the Golar Freeze facility (see note 20)	9,012	9,700
Restricted cash relating to the Mazo facility (see note 20)	10,254	5,323
Short-term restricted cash	24,512	21,815

Restricted cash does not include minimum consolidated cash balances required to be maintained as part of the financial covenants in some of the Partnership's loan facilities, as these amounts are included in “Cash and cash equivalents”.

As of December 31, 2011 and 2010, the value of deposits used to obtain letters of credit to secure the obligations for the lease arrangements described in note 21 was $145.5 million and $147.8 million, respectively. These security deposits are referred to in these financial statements as restricted cash and earn interest based upon GBP LIBOR for the Methane Princess Lease.

The Partnership's restricted cash balances in respect of its lease obligations are as follows:

(in thousands of $)	2011	2010
Methane Princess Lease security deposits	145,508	147,762
Included in short-term restricted cash and short-term investments	(5,246)	(6,792)
Long-term restricted cash	140,262	140,970

OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2011
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS
17. OTHER NON-CURRENT ASSETS

(in thousands of $)	2011	2010
Other long term assets	39	12,007
Deferred tax asset (Note 9)	-	1,025
Other non-current assets	39	13,032

As of December 31, 2010, other long term assets principally included $12.0 million which related to parts ordered for the Golar Spirit FSRU conversion following changes to the original specification and therefore reflected a lower recoverable value for these parts (see Notes 2 and 7). These parts were retained by Golar and were not transferred to the Partnership.

ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2011
ACCRUED EXPENSES [Abstract]
ACCRUED EXPENSES
18. ACCRUED EXPENSES

(in thousands of $)	2011	2010
Vessel operating and drydocking expenses	2,439	2,237
Administrative expenses	778	3,694
Interest expense	2,645	2,725
Provision for tax	2,903	919
	8,765	9,575

OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2011
OTHER CURRENT LIABILITIES [Abstract]
OTHER CURRENT LIABILITIES
19. OTHER CURRENT LIABILITIES

(in thousands of $)	2011	2010
Deferred drydocking and operating cost revenue	11,423	16,915
Mark-to-market interest rate swaps valuation (see note 23)	26,534	15,077
Mark-to-market foreign exchange rate swaps valuation (see note 23)	27,732	26,784
Deferred credits from capital lease transactions (see note 22)	627	625
Other creditors	-	144
	66,316	59,545

DEBT	12 Months Ended
Dec. 31, 2011
DEBT [Abstract]
DEBT
20. DEBT

(in thousands of $)	2011	2010
Total long-term debt due to third parties	400,574	447,964
Less: current portion of long-term debt due to third parties	(49,906)	(47,390)
Total long-term debt due to third parties	350,668	400,574
Total long-term debt due to related parties	222,310	-
Long-term debt	572,978	400,574

The Partnership's outstanding debt as of December 31, 2011 is repayable as follows:

Year Ending December 31, (in thousands of $)
2012	49,906
2013	50,523
2014	259,848
2015	65,482
2016	28,250
2017 and thereafter	168,875
Total	622,884

The Partnership's debt is denominated in U.S. dollars and bears interest at fixed or floating rates at a weighted average interest rate for the years ended December 31, 2011 and 2010 of 3.84% and 3.06%, respectively.

At December 31, 2011, the maturity dates for the Partnership's debt were as follows:

(in thousands of $)		Maturity date
Mazo facility	38,932	2013
Golar LNG vendor financing loan	222,310	2014
Golar LNG Partners credit facility	257,500	2018
Golar Freeze facility	104,142	2018
	622,884

Mazo Facility

In November 1997, Osprey, Golar's predecessor, entered into a secured loan facility of $214.5 million in respect of the vessel, the Golar Mazo. The facility bears a floating interest rate equal to LIBOR plus a margin and repayments are due semi-annually and commenced in June 2001, ending June 2013. The loan agreement requires that certain cash balances, representing interest and principal repayments for defined future periods, be held by the trust company during the period of the loan. These balances are referred to in these financial statements as restricted cash (see note 16).

Golar LNG Partners Credit Facility

In September 2008, the Partnership refinanced existing loan facilities in respect of two of its vessels the Methane Princess and the Golar Spirit and entered into a new $285 million revolving credit facility with a banking consortium. The loan is secured against the Golar Spirit and assignment to the lending of a bank mortgage given to the Partnership by the lessors of the Methane Princess and the Golar Spirit, with a second priority charge over the Golar Mazo.

The revolving credit facility accrues floating interest at a rate per annum equal to LIBOR plus a margin. The initial draw down amounted to $250 million in November 2008. The total amount outstanding at the time of refinancing, in respect of the two vessels' facilities was $202.3 million. The Partnership drew down a further $35 million for the period to March 2009. As of December 31, 2011, the revolving credit facility provided for available borrowings of up to $257.5 million, of which $257.5 million was outstanding. The revolving credit facility is a reducing facility which decreases by $2.5 million per quarter from June 30, 2009 through December 31, 2012 and by $5.5 million per quarter from March 31, 2013 through December 31, 2017. Accordingly, as of December 31, 2011, the Partnership has no ability to draw additional amounts under this facility. The loan has a term of ten years and is repayable in quarterly installments commencing in May 2009 with a final balloon payment of $137.5 million due in March 2018, its maturity date.

Golar Freeze Facility

The Golar Freeze facility was assumed by the Partnership pursuant to the purchase of the Golar Freeze from Golar, in October 2011. The amount originally drawn down under the facility in June 2010 was $125 million. The amount outstanding under the facility at the time the Partnership assumed the debt was approximately $108.0 million.  As of December 31, 2011, there was approximately $104.1 million of borrowings outstanding under the Golar Freeze facility. The Golar Freeze facility is secured against the Golar Freeze with second priority mortgage over the Golar Winter, second priority assignment of insurances on the Golar Winter, and second priority assignment of earnings from the Golar Winter time charter contract with Petrobras, net of lease and certain approved currency swap payments to the Golar Winter lessor. The facility is with a syndicate of banks and financial institutions and bears interest at LIBOR plus a margin. The facility is split into two tranches, the Commercial Loan facility and the Exportfinans Loan facility. Repayments under the Commercial Loan facility tranche are due quarterly based on an annuity profile with a final balloon payment of $34.8 million payable in May 2015. The Exportfinans Loan facility tranche is for $50 million with a term of eight years and repayable in equal quarterly installments with the final payment due in June 2018. The Golar Freeze facility requires certain balances to be held on deposit during the period of the loan (see note 16).

Golar LNG Vendor Financing Loan

In connection with the purchase of the Golar Freeze from Golar in October 2011, the Partnership entered into a financing loan agreement with Golar for an amount of $222.3 million.  The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment of $222.3 million due in October 2014.

As of December 31, 2011, the margins the Partnership pays under its loan agreements are above LIBOR at a fixed or floating rate ranging from 0.87% to 3.00%.

Debt and lease restrictions

The Partnership's loan debt is collateralized by ship mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary. The existing financing agreements impose operating and financing restrictions which may limit or prohibit, among other things, the Partnership's ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the lenders. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements. Various debt agreements of the Partnership contain certain covenants, which require compliance with certain financial ratios. Such ratios include equity ratio covenants and minimum free cash restrictions.

As of December 31, 2011, the Partnership was in compliance with all the covenants under its various debt agreements, with the exception of the consolidated net worth covenant under the Golar LNG Partners credit facility.

In March 2012, the Partnership received a waiver relating to the Partnership's requirement to comply with the consolidated net worth covenant effective as of December 31, 2011 from the lenders under the Golar LNG Partners credit facility. Absent this waiver, the Partnership would not have been in compliance with such covenant as of December 31, 2011 due to the required accounting treatment of the Partnership's acquisition from Golar of a 100% interest in the subsidiaries that own and operate the Golar Freeze. Such acquisition is accounted for as a reorganization of entities under common control.  Such accounting treatment requires that the excess of the proceeds the Partnership paid over the historical cost of the combining entity be treated as an equity distribution, which resulted in a $165.8 million reduction in the Partnership's equity as of December 31, 2011.  In connection with the grant of such waiver, in order to avoid any such default that could occur in the future as a result of acquisitions by the Partnership from Golar that may require accounting as a reorganization of entities under common control, the definition of consolidated net worth contained in such credit facility has been amended to permit, in connection with up to two such additional acquisitions by the Partnership from Golar, the addition to the Partnership's consolidated net worth (as defined in such credit facility) of the difference between the original purchase price and the original net book value (subject to adjustment for depreciation).

CAPITAL LEASES	12 Months Ended
Dec. 31, 2011
CAPITAL LEASES [Abstract]
CAPITAL LEASES
21. CAPITAL LEASES

(in thousands of $)	2011	2010
Total obligations under capital leases	268,080	271,493
Less: current portion of obligations under capital leases	(3,240)	(3,113)
Long-term obligations under capital leases	264,840	268,380

As of December 31, 2011 and 2010, the Partnership operated two vessels under capital leases. These leases are in respect of a refinancing transaction undertaken during 2003 and another in 2004.

The leasing transaction, which occurred in August 2003, was in relation to the newbuilding, the Methane Princess. The Partnership novated the Methane Princess newbuilding contract prior to completion of construction and leased the vessel from the same financial institution in the United Kingdom (“The Methane Princess Lease”).  The lessor of the Methane Princess has a second priority security interest in the Methane Princess and the Golar Spirit.

The leasing transaction, which occurred in April 2004, was in relation to the newbuilding, the Golar Winter. The Partnership novated the Golar Winter newbuilding contract prior to completion of construction and leased the vessel from a financial institution in the UK (“Golar Winter Lease”).

The Partnership's obligations to the lessors under the Methane Princess Lease are primarily secured by letters of credit (“LC”) provided by other banks. Details of the security deposits provided by the Partnership to the banks providing the LCs are given in note 16.

As of December 31, 2011, the Partnership is committed to make quarterly minimum rental payments (including interest) under capital leases, as follows:

Year ending December 31, (in thousands of $)	Methane Princess Lease	Golar Winter Lease	Total
2012	6,985	10,002	16,987
2013	7,273	10,002	17,275
2014	7,551	10,002	17,553
2015	7,844	10,002	17,846
2016	8,142	10,002	18,144
2017 and thereafter	244,180	155,032	399,212
Total minimum lease payments	281,975	205,042	487,017
Less: Imputed interest	(133,265)	(85,672)	(218,937)
Present value of minimum lease payments	148,710	119,370	268,080

The Methane Princess Lease liability continues to increase until 2014 and thereafter decreases over the period to 2034, which is the end of the primary term of the lease. The interest element of the lease rentals is accrued at a floating rate based upon British Pound (GBP) LIBOR.

The Golar Winter Lease is for a primary period of 28 years, expiring in April 2032. The lease liability is reduced by lease rentals from inception. The interest element of the lease rentals is accrued at a rate based upon floating rate British Pound (GBP) LIBOR. The lease with respect to the Golar Winter contains a minimum value clause that is applicable only if the Golar Winter is not chartered under a time charter acceptable to the lessor for this purpose, such as the current time charter. The Golar Winter lease generally provides that, in the event that the Golar Winter charter is terminated and is not replaced with a similar charter, the amount of any obligations outstanding under the Golar Winter lease shall be equal to or less than 80% of the value of the vessel at the time of any such charter termination. In the event that the minimum value clause becomes applicable and is not satisfied, the lessee shall either procure a letter of credit in an amount sufficient to cover any deficiency between the amount that is equal to 80% of the value of the vessel at the time of any such charter termination and the amount of any obligations outstanding under the Golar Winter lease or, if the lessor agrees, provide alternative additional security to the lessor.

The Partnership determined that the entities that owned the vessels were variable interest entities in which the Partnership had a variable interest and was the primary beneficiary. Upon transferring the vessels to the financial institutions, the Partnership measured the subsequently leased vessels at the same amounts as if the transfer had not occurred, which was cost less accumulated depreciation at the time of transfer.

OTHER LONG-TERM LIABILITIES	12 Months Ended
Dec. 31, 2011
OTHER LONG-TERM LIABILITIES [Abstract]
OTHER LONG-TERM LIABILITIES
22. OTHER LONG-TERM LIABILITIES

(in thousands of $)	2011	2010
Liabilities in respect of lease terminations	-	51,090
Deferred credits from capital lease transactions	19,153	19,780
	19,153	70,870

The liabilities in respect of the termination of lease financing arrangements for the Golar Spirit and Golar Freeze totaling $51.1 million at December 31, 2010 have been reflected in these financial statements at Golar's book values as they were readily separable and identifiable within the books of Golar. These liabilities were not transferred to the Partnership as part of the IPO in April 2011 or the transfer of the Golar Freeze in October 2011 and therefore have been eliminated from the Partnership's equity (see note 2).

Deferred credits from capital lease transactions

(in thousands of $)	2011	2010
Deferred credits from capital lease transactions	24,691	24,691
Less: Accumulated amortization	(4,911)	(4,286)
	19,780	20,405
Short-term (see note 19)	627	625
Long-term	19,153	19,780
	19,780	20,405

In connection with the Methane Princess Lease (See note 21), the Partnership recorded an amount representing the difference between the net cash proceeds received upon sale of the vessel and the present value of the minimum lease payments. The amortization of the deferred credit for the year is offset against depreciation and amortization expense in the statement of operations. The deferred credits represent the upfront benefits derived from undertaking finance in the form of UK leases. The deferred credits are amortized over the remaining estimated useful economic lives of the vessels to which the leases relate on a straight-line basis.

Amortization for the years ended December 31, 2011, 2010 and 2009 was $0.6 million, $0.8 million and $0.9 million, respectively.

FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS
23. FINANCIAL INSTRUMENTS

As discussed in note 2, in respect of the Combined Entity and Dropdown Predecessor, earnings include an allocation of Golar's mark-to-market adjustments for interest rate swap and foreign currency swap derivatives and related foreign exchange gains and losses, captured within “other financial items, net” (See note 8). These amounts have been accounted for as an equity contribution.

Interest rate risk management

In certain situations, the Partnership may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. The Partnership has entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure. Certain interest rate swap agreements qualify and are designated, for accounting purposes, as cash flow hedges. The Partnership does not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however the Partnership does not anticipate non-performance by any of its counterparties.

The Partnership manages its debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. The Partnership hedge accounts for certain of its interest rate swap arrangements designated as cash flow hedges. Accordingly, the net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective. The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings in the same period as the hedged items affect earnings. As at December 31, 2011, the Partnership does not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

The Partnership manages its debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. The Partnership has entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR:

	Notional Amount
Instrument (in thousands of $)	December 31, 2011	December 31, 2010	Maturity Dates	Fixed Interest Rate
Interest rate swaps:
Receiving floating, pay fixed	465,892	180,000	2013 to 2018	0.92% to 5.04%

As of December 31, 2011 and 2010 the notional principal amount of the debt and capital lease obligations outstanding subject to such swap agreements was $465.9 million and $180.0 million, respectively.

Tabular disclosure

The effect of cash flow hedging relationships relating to interest rate swap agreements on the statements of operations is as follows:

Derivatives designated as hedging instruments		Effective portion Gain/(loss) reclassified from Accumulated Other Comprehensive Loss			Ineffective Portion
(in thousands of $)	Location	2011	2010	2009	2011	2010	2009
Interest rate swaps	Other financial items, net	-	-	-	(412)	(388)	(357)

The effect of cash flow hedging relationships relating to interest rate swap agreements on the other comprehensive income is as follows:

Derivatives designated as hedging instruments	Amount of gain/ (loss) recognized in OCI on derivative (effective portion)
(in thousands of $)	2011	2010	2009
Interest rate swaps	904	(2,302)	2,931

As of December 31, 2011, the Partnership's accumulated other comprehensive income included $5.0 million of unrealized losses on interest rate swap agreements designated as cash flow hedges.

Foreign currency risk

For the periods reported, majority of the vessels' gross earnings were receivable in U.S. dollars and the majority of the Partnership's transactions, assets and liabilities were denominated in U.S. dollars, the functional currency of the Partnership. However, the Partnership incurs expenditures in other currencies. Certain capital lease obligations and related restricted cash deposits of the Partnership are denominated in British Pounds. There is a risk that currency fluctuations will have a negative effect on the value of the Partnership's cash flows.

A net foreign exchange loss of $0.8 million, loss of $3.3 million and gain of $15.1 million arose in the years ended December 31, 2011, 2010 and 2009, respectively. The net foreign exchange loss of $0.8 million arose in the year ended December 31, 2011 as a result of the retranslation of the Partnership's capital lease obligations and the cash deposits securing those obligations net of the loss (2010: loss) on the currency swap referred to below. The net loss for the year ended December 31, 2011 arose due to the mark-to-market valuation of the Golar Winter currency swap representing the movement in fair value. This net loss represents an unrealized loss and does not therefore materially impact the Partnership's liquidity given the maturity dates of the underlying lease obligations and the Golar Winter currency swap. Further foreign exchange gains or losses will arise over time in relation to the Partnership's capital lease obligations as a result of exchange rate movements. Gains or losses will only be realized to the extent that monies are, or are required to be withdrawn or paid into the deposits securing our capital lease obligations or if the leases are terminated.

As described in note 21, in April 2004, the Partnership entered into a lease arrangement in respect of the Golar Winter, the obligation in respect of which is denominated in GBP. In this transaction the restricted cash deposit, which secured the letter of credit given to the lessor to secure part of Golar's obligations to the lessor, is much less than the obligation and therefore, unlike the Methane Princess lease, does not provide a natural hedge. In order therefore to hedge this exposure the Partnership entered into a currency swap with a bank, who is also the lessor, to exchange GBP payment obligations into U.S. dollar payment obligations as set out in the table below. The swap hedges the full amount of the GBP lease obligation and the restricted cash deposit was denominated in U.S. dollars. The Partnership could be exposed to currency risk if the lease was terminated.

In addition, to limit the Partnership's exposure to foreign currency fluctuations from its obligations under its various FSRU conversion projects the Partnership entered into certain foreign currency forward contracts during 2009 and 2010.  The Partnership did not designate these foreign currency forward contracts as cash flow hedges for accounting purposes.

As of December 31, 2011, the Partnership has a foreign currency forward contract in respect of the Golar Winter as summarized below:

	Notional Amount			Average forward
Instrument (in thousands)	Receiving in foreign currency	Pay in USD	Maturity Date	rate USD foreign currency
Currency rate swaps:
British Pounds	60,462	111,128	2032	1.5803

Fair values

The carrying value and estimated fair value of the Partnership's financial instruments at December 31, 2011 and 2010 are as follows:

(in thousands of $)	Fair Value Hierarchy(1)	2011 Carrying Value	2011 Fair Value	2010 Carrying Value	2010 Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	45,962	45,962	44,100	44,100
Restricted cash and short-term investments	Level 1	164,774	164,774	162,785	162,785
Long-term debt-floating(1)		400,574	400,574	447,964	447,964
Long-term debt-fixed(1)		222,310	219,966	-	-
Obligations under capital leases(1)		268,080	268,080	271,493	271,493
Derivatives:
Interest rate swaps liability(2)(3)	Level 2	26,534	26,534	15,077	15,077
Foreign currency swaps liability(2)	Level 2	27,732	27,732	26,784	26,784

(1)                                  The fair value hierarchy is only applicable to each financial instrument on the balance sheets that are recorded at fair value on a recurring basis.

(2)                                  Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.

(3)                                  The fair value/ carrying value of interest rate swap agreements that qualify and are designated as cash flow hedges as at December 31, 2011 and 2010, was $8.4 million (with a notional amount of $254.1 million) and $6.6 million (with a notional amount of $100 million), respectively. The expected maturity of these interest rate agreements is from November 2013 to March 2018.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

The estimated fair value for restricted cash and short-term investments is considered to be equal to the carrying value since they are placed for periods of less than six months. The estimated fair value for long-term restricted cash is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly or six monthly basis.

The estimated fair value of the fixed rate long-term debt is estimated using discounted cash flow analyses based on the rate of a three year U.S. Treasury bond.

The estimated fair values of long-term lease obligations under capital leases are considered to be equal to the carrying value since they bear interest at rates, which are reset on a quarterly basis.

The fair value of the Partnership's derivative instruments is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates and the credit worthiness of the Partnership and its swap counterparty. The mark-to-market gain or loss on the Partnership's interest rate and foreign currency swaps that are not designated as hedges for accounting purposes for the period is reported in the statement of operations caption “other financial items, net” (see note 8).

The Partnership recognizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

The following table summarizes the valuation of the Partnership's financial instruments based on the above hierarchy as of December 31, 2011:

(in thousands of $)	Quoted Market Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Total
Interest rate swaps-liability position	-	26,534	26,534
Foreign currency swaps-liability position	-	27,732	27,732

The fair value measurement of a liability must reflect the non-performance risk of the entity. Therefore, the impact of the Partnership's credit-worthiness has also been factored into the fair value measurement of the derivative instruments in a liability position.

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents, restricted cash and short-term investments to the extent that substantially all of the amounts are carried with Nordea Bank of Finland PLC, Lloyds TSB Bank plc, The Bank of New York, DNB Bank ASA and Santander UK Plc. However, the Partnership believes this risk is remote as these banks are high credit quality financial institutions.

During the year ended December 31, 2011, four customers accounted for all revenues of the Partnership. These revenues and associated accounts receivable are derived from one time charter with BG Group plc, one time charter with Pertamina, one time charter with DUSUP and two time charters with Petrobras. Pertamina is a state enterprise of the Republic of Indonesia. Credit risk is mitigated by the long-term contracts with Pertamina being on a ship-or-pay basis. Also, under the various contracts the Partnership's vessel hire charges are paid by the Trustee and Paying Agent from the immediate sale proceeds of the delivered gas. The Trustee must pay the ship owner before Pertamina and the gas sales contracts are with the Chinese Petroleum Corporation. The Partnership considers the credit risk of BG Group plc, Petrobras, DUSUP and Pertamina to be low.

During the years ended December 31, 2011, 2010 and 2009, Petrobras accounted for more than 30% of gross revenue (See Note 6). Details of revenues derived from each customer for the years ended December 31, 2011, 2010 and 2009 are found in Note 6.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
24. RELATED PARTY TRANSACTIONS

Historically, the Combined Entity and the Dropdown Predecessor was an integrated part of Golar. As such, the Bermudan and London office locations of Golar have provided general and corporate management services for the Combined Entity and Dropdown Predecessor as well as other Golar entities and operations. Consequently, for the purpose of the combined statement of operations this includes allocations for administrative expenses, other financial items as described in note 2 which are excluded from the disclosures below:

Net expenses (income) from related parties:

(in thousands of $)	2011	2010	2009
Transactions with Golar and affiliates:
Management and administrative services fees (a)	1,576	-	-
Ship management fees (b)	3,096	3,051	3,157
Interest expense on Golar LNG vendor financing loan (c)	3,085	-	-
Total	7,757	3,051	3,157

Receivables (payables) from related parties:

As of December 31, 2011 and 2010 balances with related parties consisted of the following:

(in thousands of $)	2011	2010
Trading balances due to Golar and affiliates (d)	3,076	18,455
Golar LNG vendor financing loan (c)	(222,310)	-
	(219,234)	18,455

(a) Management and administrative services agreement - On March 30, 2011, the Partnership entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to the Partnership certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management's costs and expenses incurred in connection with providing these services. The Partnership may terminate the agreement by providing 120 days written notice.

(b) Ship management fees - Golar and certain of its affiliates charged ship management fees to the Partnership for the provision of technical and commercial management of the vessels. Each of the Partnership's vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS (“Golar Wilhelmsen”), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS.

(c) Golar LNG vendor financing loan - In October 2011, in connection with the purchase of the Golar Freeze, the Partnership entered into a financing loan agreement with Golar for an amount of $222.3 million. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a payment of $222.3 million due in October 2014 (see note 20).

(d) Trading balances -Receivables and payables with Golar and its affiliates are comprised primarily of unpaid management fees, advisory and administrative services.  In addition, certain receivables and payables arise when the Partnership pays an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears. Trading balances due to Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on behalf of the Partnership including ship management and administrative service fees due to Golar.

(e) $20 million revolving credit facility- On April 13, 2011, the Partnership entered into a $20.0 million revolving credit facility with Golar.  The facility matures in December 2014 and is unsecured and interest-free. As of December 31, 2011, the Partnership had not borrowed under the facility.

(f)  Dividends to China Petroleum Corporation - During the years ended December 31, 2011, 2010 and 2009, Faraway Maritime Shipping Co., which is 60% owned by the Partnership and 40% owned by China Petroleum Corporation (“CPC”), paid total dividends to CPC of $2.4 million, $3.1 million and $1.4 million, respectively.

(g) Acquisition of the Golar Freeze - On October 19, 2011, the Partnership acquired Golar's 100% ownership interest in certain subsidiaries which own and operate the Golar Freeze and hold the secured bank debt. The purchase consideration was $330 million for the vessel and $9 million of working capital adjustments net of the assumed bank debt of $108 million, resulting in total purchase consideration of approximately $231 million of which $222.3 million was financed by vendor financing in the form of the Golar LNG vendor financing loan, further described in paragraph (c) above. This transaction was concluded between entities under common control and, thus, the net assets acquired were recorded at historic book value. The Board of Directors of the Partnership (“the Board”) and the Conflicts Committee of the Board (“the Conflicts Committee”) have approved the purchase price and vendor financing. The Conflicts Committee retained a financial advisor, DnB Nor Markets, to assist with its evaluation of the transaction. The excess of the purchase price over the book value of the net assets acquired of $165.8 million has been accounted for as an equity distribution to Golar as set forth in the table below:

(in millions of $)	2011
Purchase consideration		231.3
Less: Net assets of Golar Freeze acquired
- Vessel – historic book value	166.0
- Loan debt assumed	(108.0)
- Other net assets	7.5
Subtotal		(65.5)
Net impact to equity of purchase of Golar Freeze		165.8

Purchase options

Under the Omnibus Agreement signed on April 13, 2011, the Partnership has the right to purchase the vessels, the Golar Freeze and the Nusantara Regas Satu from Golar. In October 2011, the Partnership acquired the Golar Freeze from Golar.  The Partnership also has the option to purchase the Nusantara Regas Satuupon completion of its FSRU retrofitting and the acceptance by its charterer, upon reaching an agreement with Golar regarding the vessel's purchase price. As of December 31, 2011, the option to purchase the Nusantara Regas Satu had not been exercised.

Indemnifications and guarantees

Tax lease indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify the Partnership in the event of any liabilities in excess of scheduled or final settlement amounts arising from leasing arrangements and the termination thereof.

Environmental and other indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify the Partnership until April 13, 2016, against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to the Partnership to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $5 million.

In addition, pursuant to the Omnibus Agreement, Golar agreed to indemnify the Partnership for any defects in title to the assets contributed or sold to the Partnership and any failure to obtain, prior to April 13, 2011, certain consents and permits necessary to conduct the Partnership's business, which liabilities arise within three years after the closing of the IPO on April 13, 2011.

Acquisition of Golar Freeze

Under the Purchase, Sale and Contribution Agreement entered into between Golar and the Partnership on October 19, 2011, Golar has agreed to indemnify the Partnership with respect to the Golar Freeze in the same manner described in the two paragraphs set forth above pursuant to the Omnibus Agreement.

OTHER COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
OTHER COMMITMENTS AND CONTINGENCIES [Abstract]
OTHER COMMITMENTS AND CONTINGENCIES
25. OTHER COMMITMENTS AND CONTINGENCIES

Assets pledged

(in thousands of $)	December 31, 2011	December 31, 2010
Book value of vessels secured against long-term loans and capital leases	853,055	888,734

Other contractual commitments and contingencies

Insurance

The Partnership insures the legal liability risks for its shipping activities with Gard and Skuld, which are mutual protection and indemnity associations. As a member of a mutual association, the Partnership is subject to calls payable to the associations based on the Partnership's claims record in addition to the claims records of all other members of the association. A contingent liability exists to the extent that the claims records of the members of the association in the aggregate show significant deterioration, which results in additional calls on the members.

Tax lease benefits

The benefits under lease financings are derived primarily from tax depreciation assumed to be available to lessors as a result of their investment in the vessels. If that tax depreciation ultimately proves not to be available to the lessors, or is recovered from the lessor as a result of adverse tax rate changes or rulings, or in the event the Partnership terminates one or more of its leases, the Partnership would be required to return all or a portion of, or in certain circumstances significantly more than the upfront cash benefits that it received, together with fees that were financed in connection with its lease financing transactions, post additional security or make additional payments to its lessors. As of December 31, 2011, the total unamortized balance of deferred credits from the Partnership's capital lease transactions (see note 22) was $19.8 million. A termination of any of these leases would realize the accrued currency gain or loss. As of December 31, 2011, this was a net accrued gain of approximately $4.6 million.  Golar has agreed to indemnify the Partnership against any of these increased costs. Costs related to the Golar Winter lease, which is with a different lessor, have not been indemnified by Golar.  Golar did not receive any up front cash benefit in respect of the Golar Winter lease, but rather the benefits accrue over the term of the lease in the form of less expensive financing.

EARNINGS PER UNIT AND CASH DISTRIBUTIONS	12 Months Ended
Dec. 31, 2011
EARNINGS PER UNIT AND CASH DISTRIBUTIONS [Abstract]
EARNINGS PER UNIT AND CASH DISTRIBUTIONS
26. EARNINGS PER UNIT AND CASH DISTRIBUTIONS

The calculations of basic and diluted earnings per unit are presented below:

(in thousands of $ except unit and per unit data)	2011	2010	2009
Net income attributable to general partner and limited partner interests	79,661	62,361	43,164
Less: Dropdown Predecessor (net income)/loss	(16,064)	(4,627)	2,122
Less: distributions paid	(46,423)	-	-
Under (over) distributed earnings	17,174	57,734	45,286

Under (over) distributed earnings attributable to:

Common unit holders	16,830	35,616	35,615
Subordinated unit holders	-	20,963	8,765
General Partner	344	1,155	906

Weighted average units outstanding (basic and diluted) (in thousands):
Common units	23,127	23,127	23,127
Subordinated units	15,949	15,949	15,949
General Partner units	797	797	797

Earnings per unit (basic and diluted):
Common units	1.89	1.54	1.54
Subordinated units	1.16	1.31	0.55
General Partner units	1.59	1.45	1.14

Cash distributions declared per unit (2):	1.16	-	-

(1)         Earnings per unit have been calculated in accordance with the cash distribution guidelines set forth in the Partnership agreement. The earnings per unit figure is the sum of the distributions per unit plus the under/over distributed earnings attributable per unit.

(2)         Cash distribution declared in respect of the year ended December 31, 2011. Of this amount, $0.73 per unit was paid in 2011 and $0.43 was declared and paid in February 2012.

As of December 31, 2011, of the Partnership's total number of units outstanding, 35% were held by the public and the remaining units were held by Golar (including the general partner units representing a 2% interest).

Earnings per unit is determined by adjusting net income for the period by distributions made or to be made in relation to the period. Any earnings in excess of distributions are allocated to partnership units based upon the cash distribution guidelines in the Partnership's First Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”). Any distributions in excess of earnings are allocated to partnership units based upon the allocation and distribution of amounts from partners' capital accounts. The resulting earnings figure is divided by the weighted-average number of units outstanding during the period. For the periods presented prior to April 13, 2011, such units are deemed equal to the common and subordinated units received by Golar.

The General Partner's, common unit holders' and subordinated unit holder's interests in net income are calculated as if all net income was distributed according to the terms of the Partnership Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of the quarter after establishment of cash reserves determined by the Partnership's board of directors to provide for the proper conduct of the Partnership's business including reserves for maintenance and replacement capital expenditure and anticipated credit needs. In addition, the General Partner and Golar Energy are entitled to incentive distributions if the amount the Partnership distributes to unit holders with respect to any quarter exceeds specified target levels. Unlike available cash, net income is affected by non-cash items, such as depreciation and amortization, unrealized gains or losses on non-designated derivative instruments and foreign currency translation gains (losses).

Under the Partnership Agreement, during the subordination period, the common units will have the right to receive distributions of available cash from operating surplus in an amount equal to the minimum quarterly distribution of $0.3850 per unit per quarter, plus any arrearages in the payment of minimum quarterly distribution on the common units from prior quarters, before any distributions of available cash from operating surplus may be made on the subordinated units.

The amount of the minimum quarterly distribution is $0.3850 per unit or $1.54 unit per unit on an annualized basis and is made in the following manner, during the subordination period:

·	First, 98% to the common unit holders, pro rata, and 2% to the General Partner until each common unit has received a minimum quarterly distribution of $0.3850;

·
Second, 98% to the common unit holders, pro rata, and 2% to the General Partner, until each common unit has received an amount equal to any arrearages in payment of the minimum quarterly distribution on the common units for prior quarters during the subordination period; and

·	Third, 98% to the holders of subordinated units, pro rata, and 2% to the General Partner until each subordinated unit has received a minimum quarterly distribution of $0.3850.

In addition, the General Partner currently holds all of the incentive distribution rights in the Partnership.  Incentive distribution rights represent the right to receive an increasing percentage of quarterly distributions of available cash from operating surplus after the minimum quarterly distribution and the target distribution levels have been achieved.

If for any quarter:

·                  the Partnership has distributed available cash from operating surplus to the common and subordinated unit holders in an amount equal to the minimum quarterly distribution; and

·                  the Partnership has distributed available cash from operating surplus on outstanding common units in an amount necessary to eliminate any cumulative arrearages in payment of the minimum quarterly distribution;

then, the Partnership will distribute any additional available cash from operating surplus for that quarter among the unit holders and the General Partner in the following manner:

·                  first, 98.0% to all unit holders, pro rata, and 2.0% to the General Partner, until each unit holder receives a total of $0.4428 per unit for that quarter (the “first target distribution”);

·                  second, 85.0% to all unit holders, pro rata, 2.0% to the General Partner and 13.0% to the holders of the incentive distribution rights, pro rata, until each unit holder receives a total of $0.4813 per unit for that quarter (the “second target distribution”);

·                  third, 75.0% to all unit holders, pro rata, 2.0% to the General Partner and 23.0% to the holders of the incentive distribution rights, pro rata, until each unit holder receives a total of $0.5775 per unit for that quarter (the “third target distribution”); and

·                  thereafter, 50.0% to all unit holders, pro rata, 2.0% to the General Partner and 48.0% to the holders of the incentive distribution rights, pro rata.

In each case, the amount of the target distribution set forth above is exclusive of any distributions to common unit holders to eliminate any cumulative arrearages in payment of the minimum quarterly distribution. The percentage interests set forth above assume that the General Partner maintains its 2.0% general partner interest and that the Partnership does not issue additional classes of equity securities.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
27.  SUBSEQUENT EVENTS

In February 2012, the Partnership declared and paid a cash distribution of $0.43 per unit, amounting to $17.1 million in respect of the three months ended December 31, 2011.

In January 2012, as a result of Petrobras' decision to relocate the Golar Winter, from Rio de Janeiro to Bahia, the Partnership entered into an agreement with Petrobas whereby the Partnership is committed to make certain modifications to the vessel in exchange for an increase in the charter rate and extension of the charter term.  The Partnership expects to enter into an agreement with Golar, under which Golar will undertake the modification work, which began with the ordering of long-lead items in the first quarter of 2012 and is expected to be completed by the third quarter of 2013.